                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-3346

                          Oppenheimer Series Fund, Inc.
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: October 31

                      Date of reporting period: 07/30/2010

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Value Fund
STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

                                                      Shares          Value
                                                    ----------   --------------
COMMON STOCKS--96.3%
CONSUMER DISCRETIONARY--9.6%
AUTO COMPONENTS--1.3%
Lear Corp.(1)                                          394,830   $   30,863,861
HOUSEHOLD DURABLES--1.6%
Mohawk Industries, Inc.(1)                             749,784       36,686,931
MEDIA--6.7%
Comcast Corp., Cl. A                                 2,170,790       42,265,281
News Corp., Inc., Cl. A                              2,145,490       27,998,645
Time Warner Cable, Inc.                                570,028       32,588,501
Viacom, Inc., Cl. B                                  1,572,760       51,963,990
                                                                 --------------
                                                                    154,816,417
                                                                 --------------
CONSUMER STAPLES--7.9%
BEVERAGES--3.7%
Coca-Cola Co. (The)                                    324,400       17,877,684
Molson Coors Brewing Co., Cl. B, Non-Vtg.            1,509,134       67,926,121
                                                                     85,803,805
FOOD & STAPLES RETAILING--4.2%
Wal-Mart Stores, Inc.                                  218,000       11,159,420
Walgreen Co.                                         3,000,250       85,657,138
                                                                 --------------
                                                                     96,816,558
                                                                 --------------
ENERGY--14.5%
ENERGY EQUIPMENT & SERVICES--2.1%
Halliburton Co.                                      1,634,080       48,826,310
OIL, GAS & CONSUMABLE FUELS--12.4%
Chevron Corp.                                        1,260,250       96,043,653
CONSOL Energy, Inc.                                  1,215,840       45,569,683
Exxon Mobil Corp.                                      679,170       40,532,864
Marathon Oil Corp.                                   1,580,960       52,883,112
Royal Dutch Shell plc, ADR                             408,550       22,641,841
Ultra Petroleum Corp.(1)                               687,260       29,119,206
                                                                 --------------
                                                                    286,790,359
                                                                 --------------
FINANCIALS--23.8%
CAPITAL MARKETS--5.2%
E*TRADE Financial Corp.(1)                           2,507,982       36,691,777
Goldman Sachs Group, Inc. (The)                        230,460       34,757,977
State Street Corp.                                   1,271,918       49,503,049
                                                                 --------------
                                                                    120,952,803
                                                                 --------------
COMMERCIAL BANKS--5.9%
CIT Group, Inc.(1)                                     307,300       11,173,428
PNC Financial Services Group, Inc.                     620,060       36,825,363
Wells Fargo & Co.                                    3,221,199       89,323,848
                                                                 --------------
                                                                    137,322,639
                                                                 --------------
DIVERSIFIED FINANCIAL SERVICES--4.7%
JPMorgan Chase & Co.                                 2,718,000      109,481,040
INSURANCE--8.0%
ACE Ltd.                                               973,201       51,657,509
CNO Financial Group, Inc.(1)                         2,271,222       12,196,462


                           1 | Oppenheimer Value Fund

Oppenheimer Value Fund
STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

                                                      Shares          Value
                                                    ----------   --------------
INSURANCE CONTINUED
Genworth Financial, Inc., Cl. A(1)                   2,351,800   $   31,937,444
MetLife, Inc.                                        2,096,070       88,160,704
                                                                 --------------
                                                                    183,952,119
                                                                 --------------
HEALTH CARE--11.9%
BIOTECHNOLOGY--4.3%
Amgen, Inc.(1)                                         420,680       22,939,680
Gilead Sciences, Inc.(1)                             2,316,740       77,193,777
                                                                 --------------
                                                                    100,133,457
                                                                 --------------
HEALTH CARE PROVIDERS & SERVICES--1.0%
Aetna, Inc.                                            779,530       21,709,911
PHARMACEUTICALS--6.6%
Merck & Co., Inc.                                    2,095,460       72,209,552
Pfizer, Inc.                                         5,417,928       81,268,920
                                                                 --------------
                                                                    153,478,472
                                                                 --------------
INDUSTRIALS--10.6%
AEROSPACE & DEFENSE--0.5%
AerCap Holdings NV(1)                                  896,577       11,673,433
INDUSTRIAL CONGLOMERATES--3.1%
Tyco International Ltd.                              1,858,899       71,158,654
MACHINERY--4.3%
Ingersoll-Rand plc                                     987,100       36,976,766
Navistar International Corp.(1)                      1,192,735       61,676,327
                                                                 --------------
                                                                     98,653,093
                                                                 --------------
ROAD & RAIL--2.0%
Norfolk Southern Corp.                                 845,070       47,552,089
TRADING COMPANIES & DISTRIBUTORS--0.7%
Aircastle Ltd.                                       1,718,425       15,706,405
INFORMATION TECHNOLOGY--6.0%
COMMUNICATIONS EQUIPMENT--1.5%
Harris Corp.                                           770,140       34,294,334
COMPUTERS & PERIPHERALS--1.5%
Dell, Inc.(1)                                        2,679,750       35,479,890
OFFICE ELECTRONICS--1.0%
Xerox Corp.                                          2,485,300       24,206,822
SOFTWARE--2.0%
Oracle Corp.                                         1,933,920       45,717,869
MATERIALS--4.1%
CHEMICALS--4.1%
Celanese Corp., Series A                             1,601,724       44,992,427
Potash Corp. of Saskatchewan, Inc.                     478,110       50,139,396
                                                                 --------------
                                                                     95,131,823
                                                                 --------------
TELECOMMUNICATION SERVICES--3.0%
DIVERSIFIED TELECOMMUNICATION SERVICES--3.0%
AT&T, Inc.                                           2,729,850       70,812,309
UTILITIES--4.9%
ELECTRIC UTILITIES--3.8%
Edison International, Inc.                           1,366,640       45,304,116


                           2 | Oppenheimer Value Fund

Oppenheimer Value Fund
STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

                                                      Shares          Value
                                                    ----------   --------------
ELECTRIC UTILITIES CONTINUED
Entergy Corp.                                          305,700   $   23,694,807
Exelon Corp.                                           449,349       18,796,269
                                                                 --------------
                                                                     87,795,192
                                                                 --------------
MULTI-UTILITIES--1.1%
PG&E Corp.                                             561,020       24,909,288
                                                                 --------------
Total Common Stocks (Cost $2,043,318,272)                         2,230,725,883
                                                                 --------------
INVESTMENT COMPANY--2.8%
Oppenheimer Institutional Money Market Fund,
Cl. E, 0.30% (2,3) (Cost $66,402,532)               66,402,532       66,402,532
TOTAL INVESTMENTS, AT VALUE (COST $2,109,720,804)         99.1%   2,297,128,415
Other Assets Net of Liabilities                            0.9       19,914,586
                                                    ----------   --------------
Net Assets                                               100.0%  $2,317,043,001
                                                    ==========   ==============

Footnotes to Statement of Investments

* July 30, 2010 is the last business day of the Fund's quarterly period. See accompanying Notes.

(1.) Non-income producing security.

(2.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                          SHARES           GROSS         GROSS          SHARES
                                                     OCTOBER 31, 2009    ADDITIONS     REDUCTIONS   JULY 30, 2010
                                                     ----------------   -----------   -----------   -------------
Oppenheimer Institutional Money Market Fund, Cl. E      34,031,043      975,302,532   942,931,043     66,402,532

                                                        VALUE       INCOME
                                                     -----------   --------
Oppenheimer Institutional Money Market Fund, Cl. E   $66,402,532   $115,367

(3.) Rate shown is the 7-day yield as of July 30, 2010.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of July 30, 2010 based on valuation input level:


                           3 | Oppenheimer Value Fund

Oppenheimer Value Fund
STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

                                                  LEVEL 2--
                                                    OTHER        LEVEL 3--
                                   LEVEL 1--     SIGNIFICANT    SIGNIFICANT
                                  UNADJUSTED      OBSERVABLE   UNOBSERVABLE
                                 QUOTED PRICES      INPUTS        INPUTS           VALUE
                                --------------   -----------   ------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary       $  222,367,209       $--            $--       $  222,367,209
   Consumer Staples                182,620,363        --             --          182,620,363
   Energy                          335,616,669        --             --          335,616,669
   Financials                      551,708,601        --             --          551,708,601
   Health Care                     275,321,840        --             --          275,321,840
   Industrials                     244,743,674        --             --          244,743,674
   Information Technology          139,698,915        --             --          139,698,915
   Materials                        95,131,823        --             --           95,131,823
   Telecommunication Services       70,812,309        --             --           70,812,309
   Utilities                       112,704,480        --             --          112,704,480
Investment Company                  66,402,532        --             --           66,402,532
                                --------------       ---            ---       --------------
Total Assets                    $2,297,128,415       $--            $--       $2,297,128,415
                                --------------       ---            ---       --------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

QUARTERLY PERIOD. Since July 30, 2010 represents the last day during the Fund's quarterly period on which the New York Stock Exchange was open for trading, the Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.


                           4 | Oppenheimer Value Fund

Oppenheimer Value Fund
STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ


                           5 | Oppenheimer Value Fund

Oppenheimer Value Fund
STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund


                           6 | Oppenheimer Value Fund

Oppenheimer Value Fund
STATEMENT OF INVESTMENTS July 30, 2010 (Unaudited)*

     has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The Fund has purchased put options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

As of July 30, 2010 the Fund held no outstanding written options.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 30, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $2,164,065,346
                                 ==============
Gross unrealized appreciation    $  179,092,605
Gross unrealized depreciation       (46,029,536)
                                 --------------
Net unrealized appreciation      $  133,063,069
                                 ==============


                           7 | Oppenheimer Value Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 07/30/2010, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.


     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Series Fund, Inc.


By: /s/ William F. Glavin, Jr.
    ----------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 09/13/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ----------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 09/13/2010


By: /s/ Brian W. Wixted
    ----------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 09/13/2010